SMC GLOBAL SECURITIES LIMITED
CONSOLIDATED STATEMENT OF FINANCIAL POSITION
(All amounts in Indian rupees unless otherwise stated)

		As at		US $ (Refer Note 2 (c))
	Note	**March 31, 2016**	**March 31, 2017**	**March 31, 2017**
Assets				
Cash and cash equivalents	18	238,832,270	925,727,605	14,274,905
Term deposits	19	2,368,146,925	3,221,880,714	49,682,046
Trading assets	20	3,661,609,694	2,132,745,724	32,887,367
Inventories	21	124,962,799	27,786,582	428,475
Trade and other receivables	22	2,516,534,027	4,174,165,126	64,366,463
Loans and advances to customers	23	2,795,377,938	3,130,758,815	48,276,929
Investment securities	24	362,834,452	874,690,507	13,487,903
Equity accounted investee	40	-	1,824,756	28,138
Income tax assets		135,749,750	122,629,439	1,890,972
Property and equipment	25	229,248,052	413,888,377	6,382,242
Intangible assets	26	9,622,091	80,385,549	1,239,561
Deferred tax assets	16	250,762,904	256,451,720	3,954,537
Other assets	27	552,851,414	373,440,549	5,758,528
Total assets		**13,246,532,316**	**15,736,375,463**	**242,658,066**
Liabilities				
Trading liabilities	20	272,285,111	434,874,433	6,705,851
Loans and borrowings	28	1,819,723,296	3,329,751,538	51,345,437
Trade and other payables	29	5,351,148,108	5,773,180,448	89,023,600
Current tax liabilites		31,434,342	18,515,810	285,517
Employee benefits	30	118,671,876	151,133,608	2,330,511
Other liabilities	31	103,299,191	109,190,065	1,683,733
Total liabilities		**7,696,561,924**	**9,816,645,902**	**151,374,649**
Equity				
Share capital	32	226,268,900	226,268,900	3,489,112
Share premium	32	3,548,993,510	3,548,993,510	54,726,191
Capital reserve		-	-	-
Foreign currency translation reserve		(15,524,315)	(27,459,191)	(423,426)
Retained earnings		1,781,217,213	2,140,855,230	33,012,417
Total equity attributable to owners of the Company		**5,540,955,308**	**5,888,658,449**	**90,804,294**
Non-controlling interest		9,015,084	31,071,112	479,123
Total liabilities and equity		**13,246,532,316**	**15,736,375,463**	**242,658,066**

SMC GLOBAL SECURITIES LIMITED
CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME
(All amounts in Indian rupees unless otherwise stated)

	Note	For the year ended March 31, 2016	For the year ended March 31, 2017	US $ (Refer Note 2(c)) March 31, 2017
Fee and commission income	6	2,306,121,619	2,614,578,063	40,317,318
Net trading income	7	1,255,085,378	1,615,397,588	24,909,755
Net income from other financial instruments at fair value through profit or loss	8	(7,455,845)	80,895,468	1,247,424
Interest income	9	454,258,496	624,888,393	9,635,904
Interest expense	9	(175,562,079)	(284,476,400)	(4,386,683)
Net interest income		**278,696,417**	**340,411,993**	**5,249,221**
Other operating income	10	169,584,411	248,205,200	3,827,374
Total revenue		**4,002,031,980**	**4,899,488,312**	**75,551,092**
Other income	11	48,222,011	41,779,859	644,254
Service cost	12	1,561,034,966	1,939,151,811	29,902,110
Personnel expenses	13	1,134,130,318	1,293,249,511	19,942,166
Other expenses	14	726,948,252	828,138,413	12,770,060
Allowance for impairment charge on receivable from clients	22	17,527,734	70,435,807	1,086,134
Allowance for impairment charge on security deposits	22	-	2,011,518	31,018
Allowance for impairment charge on loans and advances to customers	23	7,944,247	51,504,731	794,213
Allowance for impairment charge on advance to vendors	27	-	12,257,209	189,009
Depreciation and amortization	15	51,527,382	59,820,401	922,443
		551,141,092	**684,698,770**	**10,558,193**
Share in loss of equity accounted investee, net of tax		-	13,175,244	203,165
Profit before tax		**551,141,092**	**671,523,526**	**10,355,028**
Income tax expense	16	169,114,423	220,973,687	3,407,459
Profit for the year		**382,026,669**	**450,549,839**	**6,947,569**
Other comprehensive income, net of income tax				
Items that are or may be reclassified subsequently to profit or loss				
Foreign currency translation differences for foreign operations		(899,314)	(12,858,716)	(198,284)
Items that will never be reclassified subsequently to profit or loss				
Remeasurement of defined benefit (asset) /obligation		4,046,031	(470,175)	(7,250)
Other comprehensive income for the year, net of income tax		**3,146,717**	**(13,328,891)**	**(205,534)**
Total comprehensive income for the year		**385,173,386**	**437,220,948**	**6,742,035**
Profit attributable to:				
Owners of the Company		380,429,150	458,147,720	7,064,730
Non-controlling interest		1,597,519	(7,597,881)	(117,161)
Profit for the year		**382,026,669**	**450,549,839**	**6,947,569**
Total comprehensive income attributable to:				
Owners of the Company		383,551,499	445,745,960	6,873,492
Non-controlling interest		1,621,887	(8,525,012)	(131,457)
Total comprehensive income for the year		**385,173,386**	**437,220,948**	**6,742,035**
Earning per share	17			
Basic		3.36	4.05	0.06
Diluted		3.36	4.05	0.06

SMC GLOBAL SECURITIES LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the year ended		US $ (Refer Note 2(c))
		March 31, 2016	March 31, 2017	March 31, 2017
Cash flows from operating activities				
Profit for the year		382,026,669	450,549,839	6,947,569
Adjustments for :				
- Depreciation	15	50,819,622	55,397,545	854,241
- Amortization	15	707,760	4,422,856	68,201
- Net loss / (income) from other financial instruments at fair value through profit or loss	8	15,573,714	(77,431,636)	(1,194,011)
- Interest on Income tax refund	11	(3,355,569)	(11,314,729)	(174,475)
- Dividend earned	7 , 8	(19,252,031)	(10,000,922)	(154,216)
- Share in loss of equity accounted investee, net of tax		-	13,175,244	203,165
- Share based compensation expense	13,35	-	5,902,339	91,015
- Profit on sale of property and equipment	11	(2,821,628)	(122,607)	(1,891)
- Allowance for impairment charge on receivable from client	22	17,527,734	70,435,807	1,086,134
- Allowance for impairment charge on security deposits	22	-	2,011,518	31,018
- Allowance for impairment charge on loans and advances to customers	23	7,944,247	51,504,731	794,213
- Allowance for impairment charge on doubtful advances to vendor	27	-	12,257,209	189,009
- Effect of movement in foreign exchange		(1,282,324)	(7,588,894)	(117,023)
- Net interest income	9	(278,696,417)	(340,411,993)	(5,249,221)
- Income tax Expense	16	169,114,423	220,973,687	3,407,459
		338,306,200	**439,759,994**	**6,781,187**
Changes in :				
Term deposits		(14,091,059)	(858,784,493)	(13,242,629)
Trading assets		(1,835,234,672)	1,528,835,045	23,574,943
Inventories		110,212,391	97,176,217	1,498,477
Trade and other receivables		273,588,571	(1,743,137,378)	(26,879,528)
Loans and advances to customers		(1,608,029,870)	(386,885,607)	(5,965,854)
Other assets		162,618,256	195,320,399	3,011,880
Trading liabilities		(31,542,468)	162,662,146	2,508,283
Trade and other payables		1,704,161,012	431,684,659	6,656,664
Employee benefits		24,052,720	30,956,379	477,354
Other liabilities		(1,226,579)	3,657,797	56,404
		(877,185,498)	**(98,754,842)**	**(1,522,819)**
Dividend received on trading assets		11,088,162	6,549,160	100,989
Interest received		399,692,167	629,229,292	9,702,842
Interest paid		(173,451,601)	(282,207,363)	(4,351,694)
Income tax paid		(218,754,219)	(223,771,499)	(3,450,601)
Net cash flows (used in)/from operating activities		**(858,610,989)**	**31,044,748**	**478,717**

SMC GLOBAL SECURITIES LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the year ended		US $ (Refer Note 2(c))
		March 31, 2016	**March 31, 2017**	**March 31, 2017**
Cash flows from investing activities				
Acquisition of property and equipment		(52,532,429)	(276,242,175)	(4,259,710)
Proceeds from the sale of property and equipment		6,531,539	3,031,048	46,739
Acquisition of intangible assets		(5,825,064)	(22,698,886)	(350,021)
Acquisition of investment securities		(1,147,042,264)	(2,109,831,568)	(32,534,026)
Proceeds from sale of investment securities		1,111,065,587	1,660,028,958	25,597,979
Interest on income tax refund	11	3,355,569	11,314,729	174,475
Acquisition of business	34	-	(29,954,355)	(461,902)
Dividend received on investment securities		8,115,055	3,466,646	53,456
Net cash used in investing activities		**(76,332,007)**	**(760,885,603)**	**(11,733,010)**
Cash flows from financing activities				
Proceeds from secured loan		8,400,000	55,631,900	857,855
Repayment of secured loan		(4,997,473)	(6,689,684)	(103,156)
(Repayment) / proceeds of secured overdraft (net)		739,615,858	1,400,855,367	21,601,471
Proceeds from unsecured loan (net)		259,859,268	69,456,219	1,071,029
Dividend paid and tax thereon		(81,549,407)	(98,039,528)	(1,511,789)
Net cash flows from financing activities		**921,328,246**	**1,421,214,274**	**21,915,410**
Net (decrease) / increase in cash and cash equivalents		**(13,614,750)**	**691,373,419**	**10,661,117**
Cash and cash equivalent at the beginning of the year		247,649,930	238,832,270	3,682,841
Effect of exchange rate fluctuations on cash and cash equivalents held		4,797,090	(4,478,084)	(69,053)
Cash and cash equivalent at the end of the year	18	**238,832,270**	**925,727,605**	**14,274,905**

SMC GLOBAL SECURITIES LIMITED

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

(All amounts in Indian rupees unless otherwise stated)

Attributable to owners of the Company

	Share capital	Share premium	Capital reserve	Foreign currency Translation reserve	Retained earnings	Total	Non controlling Interest	Total equity
Balance at April 1, 2015	226,268,900	3,548,993,510	-	(14,625,001)	1,478,315,807	5,238,953,216	7,393,197	5,246,346,413
Total comprehensive income for the year :								
Profit for the year	-	-	-	-	380,429,150	380,429,150	1,597,519	382,026,669
Other comprehensive income, net of income tax	-	-	-	-	380,429,150	380,429,150	1,597,519	382,026,669
Foreign currency translation differences	-	-	-	(899,314)	-	(899,314)	-	(899,314)
Remeasurement of defined benefit obligation	-	-	-	-	4,021,663	4,021,663	24,368	4,046,031
Total comprehensive income for the year :	-	-	-	(899,314)	4,021,663	3,122,349	24,368	3,146,717
Transactions with owners, recorded directly in equity								
Distributions to owners :								
Dividends to owners (including dividend distribution tax)	-	-	-	-	(81,549,407)	(81,549,407)	-	(81,549,407)
Total distributions to owners	-	-	-	-	(81,549,407)	(81,549,407)	-	(81,549,407)
Balance at March 31, 2016	226,268,900	3,548,993,510	-	(15,524,315)	1,781,217,213	5,540,955,308	9,015,084	5,549,970,392
Balance at April 1, 2016	226,268,900	3,548,993,510	-	(15,524,315)	1,781,217,213	5,540,955,308	9,015,084	5,549,970,392
Total comprehensive income for the year :								
Profit for the year	-	-	-	-	458,147,720	458,147,720	(7,597,881)	450,549,839
Other comprehensive income, net of income tax	-	-	-	-	458,147,720	458,147,720	(7,597,881)	450,549,839
Foreign currency translation differences	-	-	-	(11,934,876)	-	(11,934,876)	(923,840)	(12,858,716)
Remeasurement of defined benefit asset	-	-	-	-	(470,175)	(470,175)		(470,175)
Total comprehensive income for the year :	-	-	-	(11,934,876)	(470,175)	(12,405,051)	(923,840)	(13,328,891)
Transactions with owners, recorded directly in equity								
Contributions by and (distributions) to owners :								
Dividends to owners(including dividend distribution tax)	-	-	-	-	(98,039,528)	(98,039,528)	-	(98,039,528)
Share based compensation (Refer note 38)	-	-	5,934,808	-	-	5,934,808	-	5,934,808
Acquisition of business (Refer note 37)	-	-	24,642,940	-	-	24,642,940	-	24,642,940
Adjustment on account of issuance of shares*	-	-	(30,577,748)	-	-	(30,577,748)	30,577,748	-
Total contributions by and (distributions to) owners	-	-	-	-	(98,039,528)	(98,039,528)	30,577,748	(67,461,780)
Balance at March 31, 2017	226,268,900	3,548,993,510	-	(27,459,191)	2,140,855,230	5,888,658,449	31,071,112	5,919,729,560
US $ (Refer Note 2(c))	3,489,112	54,726,191	-	(423,426)	33,012,417	90,804,294	479,123	91,283,417

* During the year ended March 31, 2017, SMC Global USA Inc. ("subsidiary of the Parent Company") issued common shares pursuant to acquisition of business and share-based compensation. Accordingly, it has been shown as non-controlling interest ("NCI") as at March 31, 2017.